UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin,	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Stratus Properties Inc. (Stratus) has been advised by BKM Sowan Horan, LLP (BKM), Stratus’ independent registered public accounting firm, that on November 1, 2022, BKM completed a business combination agreement with CohnReznick LLP (CohnReznick). Effective November 15, 2022, BKM will no longer be performing professional audit and tax services. As a result of this transaction, BKM resigned as Stratus’ independent registered public accounting firm, effective November 15, 2022. On November 10, 2022, the Audit Committee of Stratus’ Board of Directors approved the engagement of CohnReznick to serve as Stratus’ independent registered public accounting firm for Stratus’ year ended December 31, 2022, effective November 15, 2022.

BKM’s reports on Stratus’ financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2021, and 2020, and the subsequent interim periods through November 14, 2022, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between Stratus and BKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BKM’s satisfaction, would have caused BKM to make reference thereto in its reports on the financial statements for such years; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Stratus provided BKM with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that BKM furnish a letter addressed to the Securities and Exchange Commission stating whether BKM agrees with the statements made herein. A copy of BKM’s letter dated November 14, 2022, is filed as Exhibit 16.1.

During the years ended December 31, 2021 and 2020, and the subsequent interim periods through November 14, 2022, neither Stratus nor anyone acting on its behalf has consulted with CohnReznick regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Stratus’ financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to Stratus that CohnReznick concluded was an important factor considered by Stratus in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K. Stratus provided CohnReznick with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that CohnReznick furnish a letter addressed to the Securities and Exchange Commission stating whether CohnReznick agrees with the statements made herein. A copy of CohnReznick’s letter dated November 14, 2022, is filed as Exhibit 16.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
16.1	Letter to the Securities and Exchange Commission from BKM Sowan Horan, LLP regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.
16.2	Letter to the Securities and Exchange Commission from CohnReznick LLP regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer and
Principal Accounting Officer)

Date: November 14, 2022